TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE DESC	NEXT CALL DATE	COUPON PCT	BANK PAR
03/04/2020	3130A7BA2	03/06/2020	03/13/2026	03/13/2020	Non-Callable		Fixed Constant		2.375	$10,000,000
03/04/2020	3130AJCR8	03/11/2020	09/11/2024	09/11/2020	Optional Principal Redemption	American	Fixed Constant	06/11/2020	1.3	$70,000,000
03/04/2020	3130AJCR8	03/11/2020	09/11/2024	09/11/2020	Optional Principal Redemption	American	Fixed Constant	06/11/2020	1.3	$95,000,000
03/04/2020	3130AJCS6	03/10/2020	03/10/2023	09/10/2020	Optional Principal Redemption	American	Fixed Constant	06/10/2020	1.1	$85,000,000
03/04/2020	3130AJCV9	03/12/2020	06/12/2026	06/12/2020	Optional Principal Redemption	American	Fixed Constant	06/12/2020	1.58	$85,000,000
03/04/2020	3130AJCW7	03/12/2020	06/12/2029	06/12/2020	Optional Principal Redemption	American	Fixed Constant	06/12/2020	1.85	$65,000,000
03/04/2020	3130AJD22	03/06/2020	12/04/2020	06/04/2020	Non-Callable		Variable Single Index Floater			$167,000,000
03/05/2020	3130A4CH3	03/09/2020	03/14/2025	03/14/2020	Non-Callable		Fixed Constant		2.375	$6,000,000
03/05/2020	3130A7PH2	03/09/2020	03/08/2024	09/08/2020	Non-Callable		Fixed Constant		1.875	$1,000,000
03/05/2020	3130AJ4B2	03/09/2020	03/12/2027	09/12/2020	Non-Callable		Fixed Constant		1.625	$5,000,000
03/05/2020	3130AJ4C0	03/09/2020	03/08/2030	09/08/2020	Non-Callable		Fixed Constant		1.75	$2,000,000
03/05/2020	3130AJD63	04/01/2020	04/01/2027	10/01/2020	Optional Principal Redemption	American	Fixed Constant	10/01/2020	1.53	$35,000,000
03/05/2020	3130AJD89	03/30/2020	03/30/2037	09/30/2020	Optional Principal Redemption	American	Fixed Constant	09/30/2020	2.35	$25,000,000
03/05/2020	3130AJDB2	03/24/2020	06/24/2022	06/24/2020	Optional Principal Redemption	American	Fixed Constant	06/24/2020	1.02	$50,000,000
03/05/2020	3130AJDC0	03/30/2020	03/30/2023	09/30/2020	Optional Principal Redemption	American	Fixed Constant	09/30/2020	1.04	$48,000,000
03/05/2020	3130AJDD8	04/02/2020	04/02/2024	10/02/2020	Optional Principal Redemption	American	Fixed Constant	10/02/2020	1.15	$50,000,000
03/06/2020	3130A4CH3	03/10/2020	03/14/2025	03/14/2020	Non-Callable		Fixed Constant		2.375	$1,000,000
03/06/2020	3130A7BA2	03/10/2020	03/13/2026	03/13/2020	Non-Callable		Fixed Constant		2.375	$5,000,000
03/06/2020	313378CR0	03/10/2020	03/11/2022	03/11/2020	Non-Callable		Fixed Constant		2.25	$2,000,000
03/06/2020	313382AX1	03/10/2020	03/10/2023	09/10/2020	Non-Callable		Fixed Constant		2.125	$5,000,000
03/05/2020	3130AJDF3	03/09/2020	03/09/2021	09/09/2020	Non-Callable		Fixed Constant		0.625	$17,000,000
03/05/2020	3130AJDG1	03/09/2020	03/13/2037	09/13/2020	Non-Callable		Fixed Constant		1.75	$10,000,000
03/05/2020	313382AX1	03/09/2020	03/10/2023	03/10/2020	Non-Callable		Fixed Constant		2.125	$41,000,000

Exhibit 99.1

Schedule A

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.